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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Wareforce.com, Inc.:


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made part of this Form S-1 Registration Statement.




                                               /s/ ARTHUR ANDERSEN LLP

                                               Arthur Andersen LLP


Los Angeles, California
November 12, 1999